Earnings Supplement Q4 and Full Year 2024

2 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q4 2024 Financial Highlights Q4 2024 (1) See reconciliation of GAAP to non-GAAP financial measures on page 6 Q4 2023 Revenue $(56.9) million $14.9 million Adj. EBITDA1 $(73.1) million $(2.1) million Total Certs 26,065 26,263

3 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 2024 Financial Highlights FY 2024 (1) See reconciliation of GAAP to non-GAAP financial measures on page 6 FY 2023 Revenue $24.0 million $117.5 million Adj. EBITDA1 $(42.9) million $50.2 million Total Certs 110,652 122,984

4 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Looking Ahead with Our New Chief Executive Officer At a high level, Jessica Buss, our new CEO, plans to focus on the following goals that are intended to drive value for our business: • Unit Economics: ◦ Focusing on profitable unit economics, growth, the right rate for individual loans, and a pricing approach that seeks to enhance predictability and reduce volatility for both current unit economics and our contract asset • Pricing Model: ◦ Focusing on a sophisticated, segmented and real-time data-driven pricing model designed to enhance predictability of the profit share component of revenue, given the complex macroeconomic environment • Tools and Scorecards: ◦ Continuing to enhance and refine our tools and scorecards in an effort to predict the frequency and severity of defaults • Costs and Processes: ◦ Identifying potential cost efficiencies and process improvements throughout the loan life cycle that may further streamline our business, as well as planning to focus our future investments on our core Lenders Protection Program

5 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Key Performance Indicators Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Certs Credit Union & Bank 22,260 20,541 87,184 96,610 OEM 3,805 5,722 23,468 26,374 Total Certs 26,065 26,263 110,652 122,984 Unit Economics Avg. Profit Share Revenue per Cert (1) $ 314 $ 501 $ 479 $ 538 Avg. Program Fee Revenue per Cert $ 536 $ 519 $ 515 $ 527 Originations Facilitated Loan Origination Volume ($ in 000s) $ 732,129 $ 764,149 $ 3,111,753 $ 3,614,303 Average Loan Size $ 28,089 $ 29,096 $ 28,122 $ 29,388 Channel Overview New Vehicle Certs as a % of Total 11.9% 13.9% 12.1% 13.4 % Used Vehicle Certs as a % of Total 88.1% 86.1% 87.9% 86.6 % Indirect Certs as a % of Total 77.0% 77.8% 78.5% 73.4 % Direct Certs as a % of Total 19.3% 17.2% 18.1% 19.7 % Refinance Certs as a % of Total 3.7% 5.0% 3.4% 6.9% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was a reduction of $81.3 million and $96.1 million for the three months and year ended December 31, 2024, respectively, and reductions of $14.3 million and $22.8 million for the three months and year ended December 31, 2023, respectively.

6 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Financial Results ($ in '000s) Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Revenue Program fees $ 13,734 $ 13,482 $ 57,040 $ 64,092 Profit share(1) (73,160) (1,132) (43,123) 43,301 Claims administration and other service fees 2,502 2,589 10,107 10,067 Total revenue (56,924) 14,939 24,024 117,460 Cost of services 6,265 5,365 23,855 22,282 Gross profit (loss) (63,189) 9,574 169 95,178 Operating expenses General and administrative 10,549 12,002 43,867 43,043 Selling and marketing 3,958 4,349 17,218 17,485 Research and development 861 1,500 4,462 5,575 Total operating expenses 15,368 17,851 65,547 66,103 Operating income (loss) (78,557) (8,277) (65,378) 29,075 Interest expense (2,849) (2,820) (11,317) (10,661) Interest income 2,812 3,018 12,090 10,335 Other expense, net — 118 — 109 Income (loss) before income taxes (78,594) (7,961) (64,605) 28,858 Income tax expense (benefit)(2) 65,842 (3,119) 70,405 6,788 Net income (loss) $ (144,436) $ (4,842) $ (135,010) $ 22,070 (1) Profit share revenue was reduced by a change in estimate of historical vintages of $81.3 million and $14.3 million for the three months ended December 31, 2024 and 2023, respectively, and $96.1 million and $22.8 million for the years ended December 31, 2024 and 2023, respectively. (2) Income tax expense for the three months and year ended December 31, 2024 was impacted by the recording of a valuation allowance on all of our deferred tax assets during the period.

7 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended December 31, Year ended December 31, 2024 2023 2024 2023 Net income (loss) $ (144,436) $ (4,842) $ (135,010) $ 22,070 Non-GAAP adjustments: Interest expense 2,849 2,820 11,317 10,661 Income tax expense (benefit) 65,842 (3,119) 70,405 6,788 Depreciation and amortization expense 393 335 1,674 1,159 Share-based compensation expense 2,269 2,666 8,677 9,492 Total adjustments 71,353 2,702 92,073 28,100 Adjusted EBITDA $ (73,083) $ (2,140) $ (42,937) $ 50,170 Total revenue $ (56,924) $ 14,939 $ 24,024 $ 117,460 Adjusted EBITDA margin 128% (14) % (179) % 43 % Adjusted EBITDA ($ in 000's)

8 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Total Current Share Count Shares In thousands Total Shares Outstanding March 25, 2025 119,783 Treasury Shares 8,415 Total Shares Issued 128,198